Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the annual report on Form 10-K for the fiscal year ended December 31, 2023 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

● The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

● The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: February 13, 2024
/s/ David H. Rankin
David H. Rankin Executive Vice President and Chief Financial Officer (principal financial officer)